                                                                    EXHIBIT 10.2

                              AMENDED AND RESTATED
                           GENERAL SECURITY AGREEMENT
                           --------------------------

         This Amended and Restated General Security Agreement ("Agreement") dated August 27, 2001 is by RBX Corporation, a Delaware corporation ("Guarantor") in favor of Congress Financial Corporation, a Delaware corporation, in its capacity as collateral agent pursuant to the Collateral Agency Agreement (as hereinafter defined) acting for and on behalf of Congress and the Note Trustee, each as hereinafter defined (together with any successor or replacement collateral agent, in such capacity, "Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Congress Financial Corporation ("Congress") has entered or is about to enter into financing arrangements with RBX Industries, Inc. ("Borrower"), pursuant to which Congress may make loans and provide other financial accommodations to Borrower as set forth in the Amended and Restated Loan Agreement, dated of even date herewith, by and among Congress, Borrower and Guarantor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Congress Agreements"); and

         WHEREAS, Guarantor has executed and delivered or is about to execute and deliver to Congress the Amended and Restated Guarantee, dated on or about the date hereof, in favor of Congress pursuant to which Guarantor absolutely and unconditionally guarantees to Congress the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to Congress; and

         WHEREAS, Guarantor, the parent corporation of Borrower, has issued its 12% Senior Secured Notes due 2006 (collectively, the "Senior Notes") pursuant to the Indenture, dated of even date herewith, by and among State Street Bank and Trust Company, in its capacity as trustee for the holders of the Senior Notes (in such capacity, "Note Trustee"), Guarantor, as Issuer and Borrower, as guarantor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Indenture"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Indenture and the Senior Notes, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Note Agreements"); and

         WHEREAS, Congress and the Note Trustee, on behalf of itself and the holders of the Senior Notes (collectively, "Lenders") have authorized and appointed Secured Party to act for and on behalf of each of them as collateral agent as set forth in the Intercreditor and Collateral Agency Agreement, dated of even date herewith, by and among Note Trustee on behalf of the holders of the Senior Notes, Congress and Secured Party, as acknowledged and agreed to by Borrower and Guarantor (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Collateral Agency Agreement"); and

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS
              -----------

         All terms used herein which are defined in Article 1 or Article 9 of the UCC as in effect on the date hereof shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Guarantor, Borrower, Secured Party and Lenders pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". Subject to the terms of the Collateral Agency Agreement, an Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section
5.3 herein or is cured in a manner satisfactory to Secured Party, if such Event of Default is capable of being cured as determined by Secured Party. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

         1.1 "Accounts" shall mean all present and future rights of Guarantor to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed, (b) for services rendered or to be rendered, (c) for a policy of insurance issued or to be issued, and (d) for a secondary obligation incurred or to be incurred.

         1.2 "Bankruptcy Code" shall mean the United States Bankruptcy Code, being Title 11 of the United States Code, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all official rules, regulations and interpretations thereunder or related thereto.

         1.3 "Bankruptcy Court" shall mean the United States Bankruptcy Court for the Western District of Virginia, Roanoke Division.

         1.4 "Benefit Plan" shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) which Guarantor sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiemployer Plan has made contributions at any time during the immediately preceding six (6) plan years.

         1.5 "Blocked Accounts" shall mean the blocked accounts and lockboxes and related blocked accounts established and maintained by Guarantor at its expense.

         1.6 "Borrower" shall mean RBX Industries, Inc. (formerly known as Rubatex Corporation), a Delaware corporation, as successor by merger to each of the Chapter 11 Borrowers (other than Rubatex) and Chapter 11 Guarantors (other than RBX Corp. and RBX Group) and the successor upon conclusion of the Chapter 11 Cases pursuant to the Confirmation Order, and its successors and assigns.

         1.7 "Chapter 11 Borrowers" shall mean, collectively, each of the following (together with their respective successors and assigns): (a) Rubatex Corporation, as debtor and debtor-in-possession, a Delaware corporation ("Rubatex"), (b) Groendyk Manufacturing Company, Inc., as debtor and debtor-in-possession, a Delaware corporation, (c) OleTex, Inc., as debtor and debtor-in-possession, a Delaware corporation, (d) Midwest Rubber Custom Mixing Corp., as debtor and debtor-in-possession, a Delaware corporation, and (e) Hoover-Hanes Rubber Custom Mixing Corp., as debtor and debtor-in-possession, a Delaware corporation; each sometimes being referred to herein individually as a "Chapter 11 Borrower".

         1.8 "Chapter 11 Cases" shall mean the Chapter 11 Cases of Chapter 11 Borrowers and Chapter 11 Guarantors under the Bankruptcy Code referred to as In
                                                                             --
re RBX Corporation, et al., Case No. 7-01-00436 (WRS), Jointly Administered,
--------------------------
currently pending in the Bankruptcy Court.

         1.9 "Chapter 11 Guarantors" shall mean, collectively, the following (together with their respective successors and assigns: (a) RBX Corporation, as debtor and debtor-in-possession, a Delaware corporation ("RBX Corp."), (b) RBX Group, Inc., as debtor and debtor-in-possession, a Delaware corporation ("RBX Group"), (c) UPR Disposition, Inc., as debtor and debtor-in-possession, a Delaware corporation, (d) Universal Rubber Company, as debtor and debtor-in-possession, a Delaware corporation, and (e) Waltex Corporation, as debtor and debtor-in-possession, a Delaware Corporation; each sometimes being referred to herein individually as a "Chapter 11 Guarantor".

         1.10 "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         1.11 "Collateral Agency Agreement" shall mean the Intercreditor and Collateral Agency Agreement, dated of even date herewith, by and among Note Trustee on behalf of the holders of the Senior Notes, Congress and Secured Party, as acknowledged and agreed to by Borrower and Guarantor, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.12 "Confirmation Order" shall mean the Order and Judgment Confirming the Second Amended Joint Plan of Reorganization of RBX Group, Inc. and its Subsidiaries dated July 12, 2001, issued by the Bankruptcy Court and entered on July 12, 2001 in the Chapter 11 Cases.

         1.13 "Congress" shall mean Congress Financial Corporation and its successors and assigns.

         1.14 "Congress Agreements" shall mean, collectively, the Loan Agreement, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower, Guarantor or any Obligor in connection with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.15 "Deposit Account Control Agreement" shall mean a written agreement, in form and substance satisfactory to Secured Party, by and among Secured Party, Guarantor and the bank at which any deposit account of Guarantor is at any time maintained which provides that such bank will comply with instructions originated by Secured Party directing disposition of the funds in the deposit account without further consent by Guarantor and such other terms and conditions as Secured Party may require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in such Blocked Account are the property of Secured Party, that the bank has no lien upon, or right to setoff against, the Blocked Account, the items received for deposit therein, or the funds from time to time on deposit therein and that the bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to the Secured Party Payment Account.

         1.16 "Effective Date" shall mean the date after which the Confirmation Order shall have become a Final Order and that all of the conditions precedent to the effectiveness of the Plan shall have been satisfied as determined by Secured Party in good faith, or with the consent of Secured Party, waived in accordance with the terms thereof.

         1.17 "Equipment" shall mean all of Guarantor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

         1.18 "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         1.19 "ERISA Affiliate" shall mean any person required to be aggregated with Borrower or Guarantor or any Subsidiary of Borrower or Guarantor under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

         1.20  "Event of Default" shall have the meaning set forth in Section
4.1 hereof.

         1.21 "Existing Agreements" shall have the meaning assigned thereto in the Loan Agreement, including, without limitation, the General Security Agreement, dated April 20, 2001, by Chapter 11 Guarantors in favor of Congress.

         1.22 "Final Order" shall mean a judgement, order, ruling or other decree issued and entered by the Bankruptcy Court or by any state or other federal court or other tribunal which judgment, order, ruling or other decree has not been reversed, stayed, modified or amended and as to which (a) the time to appeal or petition for review, rehearing or certiorari has expired and as to which no appeal or petition for review, rehearing or certiorari is pending or
(b) any appeal or petition for review, rehearing or certiorari has been finally decided and no further appeal or petition for review, review, rehearing or certiorari can be taken for granted.

         1.23 "Financing Agreements" shall mean, collectively, the Congress Agreements and the Note Agreements.

         1.24 "Financing Order" shall mean the Financing Order pursuant to Sections 361, 363 and 364(c) and (d) of the Bankruptcy Code and Rule 4001 of the Federal Rules of Bankruptcy Procedure (i) Authorizing Debtors to Obtain Post-Petition Financing, Granting Senior Liens and Priority Administrative Expense Status, Modifying the Automatic Stay, Authorizing the Debtors to Enter into Agreements with Congress Financial Corporation, as Lender, (ii) Granting Adequate Protection and Administrative Expense Priority to the Trustee for the Senior Secured Noteholders and (iii) Authorizing Debtors to Indefeasibly Pay in Full the Secured Claims Asserted by Pre-Petition Secured Lenders entered by the Bankruptcy Court on April 19, 2001 in the Chapter 11 Cases.

         1.25 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Section 9.14 of the Loan Agreement, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Secured Party prior to the date hereof.

         1.26 "General Intangibles" shall mean all of Guarantor's now owned or hereafter existing or acquired contracts, contract rights, licenses, customer lists and other general intangibles of any kind, nature or description, including any tax and duty refunds, goodwill, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures, Intellectual Property, interests in general partnerships or limited liability companies, including NeoCork Technologies, L.L.C., agreements or arrangements with sales agents, distributors or the like and/or consignees, warehouses or other third persons in possession of any of the Inventory or any other Collateral, the Blocked Accounts, any other deposit accounts, investment accounts or securities accounts, loans by Secured Party or any Lender to any Affiliates of Guarantor, letters of credit supporting payment of any Receivables or other obligations included within the Collateral, documents which evidence rights to Inventory or any other Collateral, instruments evidencing obligations in respect of any Receivables or other obligations included within the Collateral, rights and claims against shippers and carriers, indemnification rights, guaranty or warranty claims with respect to any Receivables, Inventory or other Collateral, any funds which may become payable to Guarantor in connection with the termination of any Benefit Plan or other employee benefit plan and any other amounts payable to Guarantor from any Benefit Plan or other employee benefit plan, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Guarantor is a beneficiary.

         1.27 "Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         1.28 "Guarantor" shall mean RBX Corporation, a Delaware corporation, as successor by merger to RBX Group, Inc., and the successor upon the conclusion of the Chapter 11 Cases pursuant to the Confirmation Order, and its successors and assigns.

         1.29 "Indenture" shall mean the Indenture, dated on or about the date hereof, by and among the Note Trustee, Guarantor, as Issuer and Borrower, as guarantor, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.30 "Information Certificate" shall mean the Information Certificates with respect to Borrower and Guarantor constituting Exhibit A hereto containing material information with respect to Borrower and Guarantor, its business and assets provided by or on behalf of Borrower or Guarantor to Secured Party in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for in the Loan Agreement.

         1.31 "Intellectual Property" shall mean all of Guarantor's now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill; customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

         1.32 "Inventory" shall mean all of Guarantor's now owned and hereafter existing or acquired goods held for sale or lease, or furnished or to be furnished under contracts of service or consumed in Guarantor's business and all other inventory of whatsoever kind or nature, wherever located, including raw materials, intermediates, work-in-process, packaging materials, semi-finished inventory, finished goods, manufacturing supplies and spare parts.

         1.33 "Investment Property Control Agreement" shall mean an agreement in writing, in form and substance satisfactory to Secured Party, by and among Secured Party, Guarantor and any securities intermediary, commodity intermediary or other person who has custody, control or possession of any investment property of Guarantor acknowledging that such securities intermediary, commodity intermediary or other person has custody, control or possession of such investment property on behalf of Secured Party, that it will comply with entitlement orders originated by Secured Party with respect to such investment property, or other instructions of Secured Party, or (as the case may be) apply any value distributed on account of any commodity contract as directed by Secured Party, in each case, without the further consent of Guarantor and including such other terms and conditions as Secured Party may require.

         1.34 "Lenders" shall mean, collectively, Congress and the Note Trustee; each sometimes being referred to herein individually as a "Lender".

         1.35 "Loan Agreement" shall mean the Amended and Restated Loan Agreement, dated of even date herewith, by and among Congress, Borrower and Guarantor, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.36 "Multiemployer Plan" shall mean a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by Guarantor or any ERISA Affiliate.

         1.37 "Note Agreements" shall mean, collectively, the Indenture, the Senior Notes and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.38 "Note Trustee" shall mean State Street Bank and Trust Company, in its capacity as trustee for the holders of the Senior Notes under the Indenture and any successor, replacement or additional trustee and their respective successors and assigns.

         1.39 "Obligations" shall mean, collectively, the Pre-Effective Date Obligations and the Post-Effective Date Obligations.

         1.40 "Obligor" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations (including the Guarantors), other than Borrowers.

         1.41 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.42 "Plan" shall mean the Second Amended Joint Plan of Reorganization of RBX Group, Inc. and its Subsidiaries dated May 11, 2001, in the form filed with and confirmed by the Bankruptcy Court on July 12, 2001 and any amendments, supplements or modifications thereto.

         1.43 "Post-Effective Date Obligations" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Guarantor to Secured Party or any Lender arising on and after the Effective Date, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement, the Existing Agreements or any of the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Guarantor under the Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party or any Lender.

         1.44 "Pre-Effective Date Obligations" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Chapter 11 Guarantors and Guarantor to Secured Party or any Lender and/or any of their respective affiliates arising prior to the Effective Date, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under the Existing Agreements, now existing, whether arising before, during or after the initial or any renewal term of the Loan and Security Agreement, dated April 20, 2001, by and among Congress, Chapter 11 Borrowers and Chapter 11 Guarantors or during the Chapter 11 Cases, or before, during or after the confirmation of any plan of reorganization in the Chapter 11 Cases (and including any principal, interest, fees, costs, expenses and other amounts owed to Secured Party or any Lender by any Chapter 11 Guarantor in the Chapter 11 Cases or any similar case or proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party or any Lender.

         1.45 "Real Property" shall mean all now owned and hereafter acquired real property of Guarantor, including leasehold interests, together with Guarantor's interests in all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.

         1.46 "Receivables" shall mean all of the following now owned or hereafter arising or acquired property of Guarantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of Guarantor and other contract rights, chattel paper, instruments, notes and other forms of obligations owing to Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including General Intangibles), rendition of services or from loans or advances by Guarantor to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of Guarantor) or otherwise associated with any Accounts, Inventory, other Receivables or General Intangibles of Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to Guarantor in connection with the termination of any Benefit Plan or other employee benefit plan and any other amounts payable to Guarantor from any Benefit Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which Guarantor is beneficiary); and (d) credit and other insurance with respect to any Receivables or Inventory.

         1.47 "Records" shall mean all of Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Guarantor with respect to the foregoing maintained with or by any other person).

         1.48 "Secured Party" shall mean Congress Financial Corporation, in its capacity as collateral agent pursuant to the Collateral Agency Agreement and any successor, replacement or additional collateral agent and their respective successors and assigns.

         1.49 "Senior Notes" shall mean, collectively, the 12% Senior Secured Notes due 2006 issued by Guarantor in the aggregate principal amount of $25,000,000, pursuant to the Indenture, as such notes now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.50 "Secured Party Payment Account" shall mean such bank account of Secured Party as Secured Party may from time to time specify for purposes of receiving payments in respect of the Obligations.

         1.51 "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York on the date hereof.

SECTION 2.     GRANT OF SECURITY INTEREST
               --------------------------

          2.1 To secure payment and performance of all Obligations, Guarantor hereby grants to Secured Party (for the benefit of Lenders) a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Secured Party as security, and hereby confirms, reaffirms and restates the prior grant thereof to Secured Party pursuant to the Existing Agreements and the Financing Order, all of the property and interests in property of Guarantor, whether now owned or hereafter acquired or existing and including whether owned or arising prior to the Effective Date or thereafter, and wherever located (together with all other collateral security for the Obligations at any time granted to or held by Secured Party, collectively, the "Collateral"), including:

                  (a)  all Accounts;

                  (b) all goods, including, without limitation, all Inventory and Equipment;

                  (c) General Intangibles and all other chattel paper, documents, instruments, investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts);

                  (d) all present and future claims, rights, interests, assets and properties recovered by or on behalf of Guarantor or any trustee of Guarantor (whether in any of the Chapter 11 Cases or any subsequent case to which any of the Chapter 11 Cases is converted), including, without limitation, all such property recovered as a result of transfers or obligations avoided or actions maintained or taken pursuant to, inter alia, Sections 542, 545, 548,
                                         ----- ----
549, 550, 552 and 553 of the U.S. Bankruptcy Code;

                  (e)  all Real Property and fixtures;

                  (f) all chattel paper (including all tangible and electronic chattel paper);

                  (g)  all instruments (including all promissory notes);

                  (h)  all documents;

                  (i)  all deposit accounts;

                  (j) all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

                  (k) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

                  (l) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of Guarantor now or hereafter held or received by or in transit to Secured Party or any Lender or any of their respective affiliates or at any other depository or other institution from or for the account of Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                  (m) all commercial tort claims, including, without limitation, those identified in the Information Certificate, ifany;

                  (n) to the extent not otherwise described above, all Receivables;

                  (o) all Records; and

                  (p) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

          2.2 Notwithstanding anything to the contrary set forth in Section 2.1 above, the types or items of Collateral described in such Section shall not include any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Secured Party is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the
                                                           --------  ----
foregoing exclusion shall in no way be construed (a) to apply if any such prohibition is unenforceable under Section 9-406 of the UCC, or other applicable law or (b) so as to limit, impair or otherwise affect Secured Party's unconditional continuing security interests in and liens upon any rights or interests of any Guarantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Receivables).

          2.3  Perfection of Security Interests.
               --------------------------------

                  (a) Guarantor irrevocably and unconditionally authorizes Secured Party (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Secured Party or its designee as the secured party and Guarantor as debtor, as Secured Party may require, and including any other information with respect to Guarantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof. Guarantor hereby ratifies and approves all financing statements naming Secured

Party or its designee as secured party and Guarantor as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Secured Party prior to the date hereof and ratifies and confirms the authorization of Secured Party to file such financing statements (and amendments, if any). In the event that the description of the collateral in any financing statement naming Secured Party or its designee as the secured party and Guarantor as debtor includes assets and properties of Guarantor that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by Guarantor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral. Guarantor hereby authorizes Secured Party to adopt on behalf of Guarantor any symbol required for authenticating any electronic filing. In no event shall Guarantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Secured Party or its designee as secured party and Guarantor as debtor.

     (b) Guarantor does not have any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth in the Information Certificate. In the event that Guarantor shall be entitled to or shall receive any chattel paper or instrument after the date hereof, Guarantor shall promptly notify Secured Party thereof in writing. Promptly upon the receipt thereof by or on behalf of Guarantor (including by any agent or representative), Guarantor shall deliver, or cause to be delivered to Secured Party, all tangible chattel paper and instruments that Guarantor or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify, in each case except as Secured Party may otherwise agree. At Secured Party's option, Guarantor shall, or Secured Party may at any time on behalf of Guarantor, cause the original of any such instrument or chattel paper to be conspicuously marked in a form and manner acceptable to Secured Party with the following legend referring to chattel paper or instruments as applicable: "This [chattel paper][instrument] is subject to the security interest of Congress Financial Corporation, as Collateral Agent and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party."

     (c) In the event that Guarantor shall at any time hold or acquire an interest in any electronic chattel paper or any "transferable record" (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), Guarantor shall promptly notify Secured Party thereof in writing. Promptly upon Secured Party's request, Guarantor shall take, or cause to be taken, such actions as Secured Party may reasonably request to give Secured Party control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

     (d) Guarantor does not have any deposit accounts as of the date hereof, except as set forth in the Information Certificate. Guarantor shall not, directly or indirectly, after the date hereof open, establish or maintain any deposit account unless each of the following conditions is satisfied: (i) Secured Party shall have received not less than five (5) Business Days prior written notice of the intention of Guarantor to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Secured Party the name of the account, the owner of the account, the name and address of the bank or other financial institution at which such account is to be opened or established, the individual at such bank or other financial institution with whom Guarantor is dealing and the purpose of the account, (ii) the bank or other financial institution where such account is opened or maintained shall be acceptable to Secured Party, and (iii) on or before the opening of such deposit account, Guarantor shall as Secured Party may specify either (A) deliver to Secured Party a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by Guarantor and the bank at which such deposit account is opened and maintained or (B) arrange for Secured Party to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Secured Party. The terms of this subsection (d) shall not apply to deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Guarantor's salaried employees.

     (e) Guarantor does not own or hold, directly or indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or have any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth in the Information Certificate.

         (i) In the event that Guarantor shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, Guarantor shall promptly endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify. If any securities, now or hereafter acquired by Guarantor are uncertificated and are issued to Guarantor or its nominee directly by the issuer thereof, Guarantor shall immediately notify Secured Party thereof and shall as Secured Party may specify, either (A) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Guarantor or such nominee, or (B) arrange for Secured Party to become the registered owner of the securities.

         (ii) Guarantor shall not, directly or indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A) Secured Party shall have received not less than five (5) Business Days prior written notice of the intention of Guarantor to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Secured Party the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom Guarantor is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be acceptable to Secured Party, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, Guarantor shall as Secured Party may specify either (1) execute and deliver, and cause to be executed and delivered to Secured Party, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by Guarantor and such securities intermediary or commodity intermediary or (2) arrange for Secured Party to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Secured Party.

     (f) Guarantor is not the beneficiary or otherwise entitled to any right to payment under any letter of credit, banker's acceptance or similar instrument as of the date hereof, except as set forth in the Information Certificate. In the event that Guarantor shall be entitled to or shall receive any right to payment under any letter of credit, banker's acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, Guarantor shall promptly notify Secured Party thereof in writing. Guarantor shall immediately, as Secured Party may specify, either (i) deliver, or cause to be delivered to Secured Party, with respect to any such letter of credit, banker's acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Secured Party, consenting to the assignment of the proceeds of the letter of credit to Secured Party by Guarantor and agreeing to make all payments thereon directly to Secured Party or as Secured Party may otherwise direct or (ii) cause Secured Party to become, at Guarantor's expense, the transferee beneficiary of the letter of credit, banker's acceptance or similar instrument (as the case may be).

     (g) Guarantor has no commercial tort claims as of the date hereof, except as set forth in the Information Certificate. In the event that Guarantor shall at any time after the date hereof have any commercial tort claims, Guarantor shall promptly notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by Guarantor to Secured Party of a security interest in such commercial tort claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by Guarantor to Secured Party shall be deemed to constitute such grant to Secured Party. Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of Secured Party provided in Section 2.3(a) hereof or otherwise arising by the execution by Guarantor of this Agreement, Secured Party is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Secured Party or its designee as secured party and Guarantor as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral. In addition, Guarantor shall promptly upon Secured Party's request, execute and deliver, or cause to be executed and delivered, to Secured Party such other agreements, documents and instruments as Secured Party may require in connection with such commercial tort claim.

     (h) Guarantor does not have any goods, documents of title or other Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth in the

Information Certificate and except for goods located in the United States in transit to a location of Guarantor permitted herein in the ordinary course of business of Guarantor in the possession of the carrier transporting such goods. In the event that any goods, documents of the title or other Collateral are at any time after the date hereof in the custody, control or possession of any other person not referred to in the Information Certificate or such carriers, Guarantor shall promptly notify Secured Party thereof in writing. Promptly upon Secured Party's request, Guarantor shall deliver to Secured Party a Collateral Access Agreement (as such term is defined in the Loan Agreement) duly authorized, executed and delivered by such person and Guarantor.

                  (i) Guarantor shall take any other actions reasonably requested by Secured Party from time to time to cause the attachment, perfection and first priority of, and the ability of Secured Party to enforce, the security interest of Secured Party in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that Guarantor's signature thereon is required therefor, (ii) causing Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, the security interest of Secured Party in such Collateral, (iv) obtaining the consents and approvals of any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and taking all actions required by any earlier versions of the UCC or by other law, as applicable in any relevant jurisdiction.

SECTION 3.  COLLATERAL COVENANTS
            --------------------

          3.1 Accounts Covenants. Secured Party shall have the right at any time
              ------------------
or times, in Secured Party's name or in the name of a nominee of Secured Party, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

          3.2 Inventory Covenants. With respect to the Inventory, if any: (a)
              -------------------
Guarantor shall at all times maintain inventory records reasonably satisfactory to Secured Party, keeping in all material respects correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the cost therefor and daily withdrawals therefrom and additions thereto; (b) Guarantor shall conduct a physical count of the Inventory of Guarantor at least once each year, but at any time or times as Secured Party may request on or after an Event of Default and for so long as the same is continuing, and promptly following such physical inventory shall supply Secured Party with a report in the form and with such specificity as may be reasonably satisfactory to Secured Party concerning such physical count; (c) Guarantor shall not remove any Inventory from the locations permitted herein, without the prior written consent of Secured Party, except for sales of Inventory in the ordinary course of Guarantor's business and except to move Inventory directly from one location of Guarantor permitted under the Loan Agreement to another such location and except to discard obsolete Inventory or Inventory damaged or destroyed by casualty; (d) upon Secured Party's request, Guarantor shall, at its expense, no more than twice in any twelve (12) month period, but at any time or times as Secured Party may request on or after an Event of Default and for so long as the same is continuing, deliver or cause to be delivered to Secured Party written reports or appraisals as to the Inventory in form, scope and methodology reasonably acceptable to Secured Party and by an appraiser with experience in the appraising of rubber and rubber related assets, acceptable to Secured Party, addressed to Secured Party, and upon which Secured Party is expressly permitted to rely; (e) Guarantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) as between Secured Party and Guarantor, Guarantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) Guarantor shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Guarantor to repurchase such Inventory (except in the ordinary course of business in accordance with the customary practices of Guarantor as of the date hereof); (h) Guarantor shall keep the Inventory in good and marketable condition in all material respects (other than obsolete Inventory or Inventory lost or damaged by any casualty or similar event); and (i) Guarantor shall not, without prior written notice to Secured Party, acquire or accept any Inventory on consignment or approval.

          3.3 Equipment and Real Property Covenants. With respect to the
              -------------------------------------
Equipment and Real Property, if any: (a) upon Secured Party's request, Guarantor shall, at its expense, no more than once in any twelve (12) month period, but at any time or times as Secured Party may request on or after an Event of Default, deliver or cause to be delivered to Secured Party written appraisals as to the Equipment and/or Real Property in form, scope and methodology acceptable to Secured Party and by an appraiser acceptable to Secured Party, addressed to Secured Party, and upon which Secured Party is expressly permitted to rely; (b) Guarantor shall keep its Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) Guarantor shall use its Equipment and Real Property with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity in all material respects with all applicable laws; (d) the Equipment is and shall be used in Guarantor's business and not for personal, family, household or farming use; (e) each Guarantor shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of such Guarantor or to move Equipment directly from one location set forth or permitted under the Loan Agreement to another such location; (f) the Equipment is now and shall remain personal property and Guarantor shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Guarantor assumes all responsibility and liability arising from the use of the Equipment and Real Property.

          3.4 Power of Attorney. Guarantor hereby irrevocably designates and
              -----------------
appoints Secured Party (and all persons designated by Secured Party), as Guarantor's true and lawful attorney-in-fact, and authorizes Secured Party, in Guarantor's or Secured Party's name, to: (a) at any time an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other proceeds of Inventory or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Guarantor's rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable or other Collateral upon such terms, for such amount and at such time or times as Secured Party deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivables, (vii) prepare, file and sign Guarantor's name on any proof of claim in bankruptcy or other similar document in connection with the Collateral against an account debtor or other obligor in respect thereof, (viii) notify the post office authorities to change the address for delivery of Guarantor's mail to an address designated by Secured Party, and open ands dispose of all mail addressed to Guarantor and handle and store all mail relating to any Collateral, and (ix) do all acts and things which are necessary, in Secured Party's determination, to fulfill Guarantor's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment constituting Collateral or in respect of Collateral or proceeds thereof, (ii) have access to any lockbox or postal box into which Guarantor's mail relating to any of the Collateral or which Secured Party believes may be related to Collateral is deposited, (iii) endorse Guarantor's name upon any items of payment constituting Collateral or proceeds thereof and deposit the same in Secured Party's or a Lender's account for application to the Obligations, (iv) endorse Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (v) clear Inventory the purchase of which was financed with letter of credit accommodations arranged by Secured Party through US Customs, in Guarantor's name, Secured Party's name or the name of Secured Party's designee, and to sign and deliver to customs officials powers of attorney in Guarantor's name for such purpose, (vi) sign Guarantor's name on any verification of Accounts and notices thereof to account debtors and other obligors in respect thereof and (vii) execute in Guarantor's name and file any UCC financing statements or amendments thereto. Guarantor hereby releases Secured Party and each Lender and each of their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Secured Party's or any Lender's own gross negligence, wilful misconduct or bad faith as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

          3.5 Right to Cure. Secured Party may, at its option, (a) upon notice
              -------------
to Guarantor, cure any default by Guarantor under any material agreement with a third party which affects any Collateral, the value of such Collateral or the ability of Secured Party to collect, sell or otherwise dispose of such Collateral or the rights and remedies of Secured Party hereunder or under any of the other Financing Agreements, (b) pay or bond on appeal any judgment entered against Guarantor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Secured Party's good faith judgment, is reasonably necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Secured Party with respect thereto. Secured Party may add any amounts so expended to the Obligations and charge Guarantor's account therefor, such amounts to be repayable by Guarantor on demand. Secured Party shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Guarantor. Any payment made or other action taken by Secured Party under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

          3.6 Access to Premises. From time to time as requested by Secured
              ------------------
Party, at the cost and expense of Guarantor, (a) Secured Party or its designee shall have complete access to all premises of Guarantor during normal business hours and after reasonable prior notice to Guarantor, or at any time and without notice to Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Guarantor's books and records, including, without limitation, the Records (but as to the costs of field examinations conducted by Secured Party, subject to the limitations set forth in Section 9.18 of the Loan Agreement), and (b) Guarantor shall promptly furnish to Secured Party such copies of such books and records or extracts therefrom as Secured Party may reasonably request, and (c) Secured Party or its designee may use during normal business hours such of Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.

SECTION 4.  EVENTS OF DEFAULT AND REMEDIES
            ------------------------------


          4.1 Events of Default. The occurrence or existence of any Event of
              -----------------
Default under the Loan Agreement or the Indenture is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

          4.2  Remedies.
               --------

                  (a) At any time an Event of Default exists or has occurred and is continuing, Secured Party, shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Secured Party hereunder, under any of the other Financing Agreements, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Secured Party's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Guarantor of this Agreement or any of the other Financing Agreements. Secured Party may, at any time or times, proceed directly against Guarantor or any Obligor to collect the Obligations without prior recourse to the Collateral.

                  (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Secured Party may, in its discretion and without limitation, (i) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral,
(ii) require

Guarantor, at Guarantors' expense, to assemble and make available to Secured Party any part or all of the Collateral at any place and time designated by Secured Party, (iii) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (iv) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (v) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Secured Party or elsewhere) at such prices or terms as Secured Party may deem reasonable, for cash, upon credit or for future delivery, with the Secured Party having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Guarantor, which right or equity of redemption is hereby expressly waived and released by Guarantor and/or (vi) terminate this Agreement. If any of the Collateral is sold or leased by Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Secured Party. If notice of disposition of Collateral is required by law, ten (10) days prior notice by Secured Party to Guarantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice. In the event Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Guarantor waives the posting of any bond which might otherwise be required.

     (c) Without limiting the foregoing, Secured Party may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors or any other obligors that the Receivables have been assigned to Secured Party and that Secured Party has a security interest therein and Secured Party may direct any or all accounts debtors to make payment of Receivables directly to Secured Party, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and Secured Party shall not be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Secured Party may in good faith deem necessary or desirable for the protection of its or their interests. At any time that an Event of Default exists or has occurred and is continuing, at Secured Party's request, all invoices and statements sent to any account debtor or other obligor shall state that the Accounts and such other obligations have been assigned to Secured Party, and are payable directly and only to Secured Party and Guarantor shall deliver to Secured Party such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Secured Party may require.

     (d) To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), Guarantor acknowledges and agrees that it is not commercially unreasonable for Secured Party

(i) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as Borrower, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, (xi) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Guarantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of those actions or omissions by Secured Party that would not be commercially unreasonable in Secured Party's exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to Guarantor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

     (e) For the purpose of enabling Secured Party to exercise the rights and remedies hereunder, Guarantor hereby grants to Secured Party, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and General Intangibles now owned or hereafter acquired by Guarantor, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     (f) Secured Party may apply the cash proceeds of Collateral actually received by Secured Party from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Secured Party may elect (subject to the Collateral Agency Agreement), whether or not then due. Guarantor shall remain liable to

Lenders for the payment of any deficiency with interest at the highest rate payable on the indebtedness of Borrower under the Loan Agreement or the Indenture, as the case may be, and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and legal expenses.

SECTION 5.  JURY TRIAL WAIVER; OTHER WAIVERS
           AND CONSENTS; GOVERNING LAW
           ---------------------------

     5.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.
         ---------------------------------------------------------------------

            (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

            (b) Guarantor irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York, whichever Secured Party may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under
----- --- ----------
this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Guarantor and Secured Party or any Lender in respect of this Agreement or the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce the rights of Secured Party against Guarantor or its property).

            (c) Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party's option, by service upon Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Secured Party against such Guarantor for the amount of the claim and other relief requested.

            (d) GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND SECURED PARTY IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO

OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            (e) Secured Party and Lenders shall not have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party or such Lender that the losses were the result of acts or omissions constituting gross negligence, willful misconduct or bad faith. In any such litigation, Secured Party and Lenders shall be entitled to the benefit of the rebuttable presumption that each acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

     5.2 Waiver of Notices. Guarantor hereby expressly waives demand,
         -----------------
presentment, notice of intent to accelerate, notice of acceleration, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein or in the Loan Agreement. No notice to or demand on Guarantor which Secured Party or any Lender may elect to give shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     5.3 Amendments and Waivers. Neither this Agreement nor any provision hereof
         ----------------------
shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party, and as to amendments and modifications, also signed by an authorized officer of Guarantor. Secured Party and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party (and Lenders with respect to any waiver of an Event of Default). Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

     5.4 Waiver of Counterclaims. Guarantor waives all rights to interpose any
         -----------------------
claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

     5.5 Indemnification. Guarantor shall indemnify and hold Secured Party and
         ---------------
Lenders and any of their respective directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel, except for such losses, claims, damages, liabilities, costs or expenses resulting from the gross negligence or wilful misconduct of Secured Party or any Lender, or any of their respective directors, agents, employees or counsel as determined pursuant to a final, non-appealable order of a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Guarantor shall pay the maximum portion which it is permitted to pay under applicable law to Secured Party in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination of the Loan Agreement.

SECTION 6. ACKNOWLEDGMENT AND RESTATEMENT
           ------------------------------

     6.1 Mergers. Chapter 11 Guarantors have previously granted to Congress a
         -------
security interest in and lien upon the Collateral pursuant to the Existing Agreements. Concurrently with the effective date of the Plan, Chapter 11 Borrowers (other than Rubatex) and Chapter 11 Guarantors (other than RBX Corp. and RBX Group) have each merged with and into Rubatex, with Rubatex as the surviving corporation. In connection with the foregoing, Rubatex has changed its corporate name to RBX Industries, Inc. (the entity defined herein as "Borrower"). Concurrently with the effective date of the Plan, RBX Group has merged with and into Guarantor, with Guarantor as the surviving corporation (the "Merger"). Pursuant to the Merger, Guarantor has assumed all of the obligations and liabilities of RBX Group pursuant to the Existing Agreements.

     6.2 Existing Agreements and Acknowledgment of Security Interests.
         ------------------------------------------------------------

            (a) Guarantor as the survivor of the Merger hereby expressly assumes, adopts and ratifies the Existing Agreements and acknowledges, confirms and agrees that: (i) Guarantor as the survivor of the Merger is and shall continue to be unconditionally liable in all respects for all of the Obligations pursuant to the Existing Agreements, without offset, defense or counterclaim of any kind, nature or description whatsoever, (ii) the agreements and obligations of RBX Group contained in the Existing Agreements constitute the legal, valid and binding obligations of Guarantor (as successor by merger to RBX Group) enforceable against Guarantor in accordance with its respective terms, and (iii) Secured Party and Lenders are entitled to all of the rights, remedies and benefits of the Existing Agreements.

            (b) The liens and security interests of Secured Party in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests, whether under the Existing Agreements, this Agreement or any of the other Financing Agreements.

     6.3 Restatement. Except as otherwise stated in Section 6.2 above, as of the
         -----------
date hereof, the terms, conditions, covenants, agreements, representations and warranties set forth in the Existing Agreements are hereby replaced and superseded in their entirety by the terms, conditions, covenants, agreements, representations and warranties set forth in this Agreement and the other Financing Agreements, except that nothing contained herein or in the other
                      ------ ----
Financing Agreements shall impair or adversely affect the continuation of the liability of Guarantor for the Obligations heretofore incurred during the Chapter 11 Cases (as successor by merger to RBX Group). The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of Guarantor evidenced by or arising under the Existing Agreements and the liens and security interests securing such indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released.

     6.4 Release. Guarantor for itself and its successors and assigns does
         -------
hereby remise, release, discharge and hold Secured Party and Lenders, and any of their respective officers, directors, agents and employees and their respective predecessors, successors and assigns harmless from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which Guarantor or its respective successors or assigns has had or may now or hereafter claim to have against Secured Party or any Lender or any of their respective officers, directors, agents and employees and their respective predecessors, successors and assigns in any way arising from or connected with the Existing Agreements or the arrangements set forth therein or transactions thereunder up to and including the date hereof.

SECTION 7.  MISCELLANEOUS
            -------------

     7.1 Notices. All notices, requests and demands hereunder shall be in
         -------
writing and (a) made to Secured Party at 1133 Avenue of the Americas, New York, New York 10036, Attention: Portfolio Manager, Telecopy No.: 212-545-4283, and to Guarantor at its chief executive office and telecopier number set forth below or to such other address or telecopier number as any party may designate by written notice to the others in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     7.2 Partial Invalidity. If any provision of this Agreement is held to be
         ------------------
invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     7.3 Successors. This Agreement, the other Financing Agreements and any
         ----------
other document referred to herein or therein shall be binding upon Guarantor and its respective successors and assigns and inure to the benefit of and be enforceable by Secured Party and its successors and assigns, except that Guarantor may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Secured Party.

     7.4 Entire Agreement. This Agreement, the other Financing Agreements, any
         ----------------
supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Guarantor has caused these presents to be duly executed as of the day and year first above written.

                                      GUARANTOR
                                      ---------

                                      RBX CORPORATION

                                      By: /s/ Eugene I. Davis
                                          -------------------

                                      Title: CRO and President
                                             -----------------

                                      Chief Executive Office
                                      ----------------------

                                      5221 Valleypark Drive
                                      Roanoke, Virginia 24019
                                      Telecopier No.: 540-561-6027

                                    EXHIBIT A
                                       TO
                           GENERAL SECURITY AGREEMENT


                             Information Certificate
                             -----------------------

                                 [See Attached]